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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 15, 1999


                                  FIRST BANCORP
             (Exact Name of Registrant as Specified in its Charter)




         North Carolina                0-15572                   56-1421916
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                              341 North Main Street
                         Troy, North Carolina 27371-0508
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 576-6171
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              (Former name or address, if changed from last report)



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Item 5.  Other Events.

         On December 15, 1999, First Bancorp executed a definitive merger agreement regarding a merger of First Savings Bancorp, Inc. and First Bancorp. First Bancorp announced the agreement in a press release dated December 16, 1999, a copy of which is attached hereto as Exhibit 99.1. Also attached as exhibits are the definitive merger agreement (Exhibit 99.2) and two stock option agreements executed by First Bancorp and First Savings Bancorp, Inc. (Exhibits
99.3 and 99.4).

Item 7.  Financial Statements and Exhibits.

         (a)  None.

         (b)  None.

         (c)  Exhibits:

              99.1     Press Release dated December 16, 1999

              99.2 Merger Agreement dated as of December 15, 1999 among First Bancorp, First Bank, First Savings Bancorp, Inc., and First Savings Bank of Moore County, Inc., SSB.

              99.3 Option Agreement dated December 15, 1999 between First Savings Bancorp, Inc. and First Bancorp

              99.4 Option Agreement dated December 15, 1999 between First Bancorp and First Savings Bancorp, Inc.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  December 20, 1999

                                            FIRST BANCORP

                                            By:    /s/ James H. Garner
                                                   ----------------------------
                                                   James H. Garner
                                                   Chief Executive Officer